CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Jimmy D. Gambill, Chief Executive Officer of the Franklin Templeton Variable Insurance Products Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/05 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 21, 2006

/S/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Galen G. Vetter, Chief Financial Officer of the Franklin Templeton Variable Insurance Products Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/05 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 21, 2006

/S/ GALEN G. VETTER
Galen G. Vetter
Chief Financial Officer